Exhibit 99.1

INVESTOR PRESENTATION NASDAQ: WCST corportate.wecastnetworkinc.com RISING ABOVE APRIL 2017 1

SAFE HARBOR DISCLOSURE The following presentation is prepared as of April 2017 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Wecast Network, Inc. (“Wecast”, the “Company” “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectation, intentions, beliefs, and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,’ “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to transform our business model, our ability to continue as a going concern, our ability to rely on contractual arrangements to control and operate the businesses of our PRC operating entities, the liquidity of the trading market for our securities and other factors described under Item 1A, “Risk Factors”, as set forth in the Company’s Annual Report on Form 10-K filed on March 31, 2017 with the Securities and Exchange Commission (“SEC”) and any subsequent quarterly or current reports. We will continue to file annual, quarterly and current reports, proxy statement and other information with the SEC, Forwardlooking statements speak only as of the dates specified in such filings or presentations. Except as expressly required by the rules and regulations of the SEC, we do not undertake any obligations to update any forward-looking statements to reflect events or circumstances arising after such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on forward-looking statements included in this presentation or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements. 2

WECAST NETWORK - MISSION MISSION: To be the world’s leading cloud-based, total B2B enterprise solution + platform provider that empowers businesses to grow with Big Data technology. 3

WECAST NETWORK - OVERVIEW

Wecast Network is aiming to be the leading provider of total B2B business solutions for today's constantly evolving business landscape. With a focus on *"BASE"* or Blockchain, Artificial Intelligence Supply Chain & Exchanges, Wecast is organized into three cloud-based categories and business units: Smart Intellectual Property Cloud, Smart Sales Cloud (Products), and the Transactional Cloud. With the three clouds functioning both independently and interdependently, Wecast is creating a vertical, transactional and flexible platform for today's global enterprises.

2017 Revenue Guidance: $300 Million USD

Flexibility to Expand into New Opportunities

Proven Management Team

Innovative Business Models

Diversified Revenue Streams

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微可视网络 WECAST NETWORK

Communicating and Delivering Revenue & Margin Expansion Reimagined & Redesigned the Business Mission + Structure Rebranded the Company Recapitalized the Company Assembled an Experienced Management Team Stabilized the Foundation WECAST TRANSITION PERIOD & PATH AHEAD Building a Track Record of Repeatable Execution RISING ABOVE: FORWARD FOCUS & 2017 PRIORITIES 2016 Consistent Shareholder Return 5

“BASE” COMPETENCIES & FOCUS AREAS SUPPLY CHAIN BLOCKCHAIN EXCHANGES “BASE” ARTIFICIAL INTELLIGENCE (AI) 6

EXPANSIVE ECOSYSTEM & BUSINESS STRUCTURE



BLOCKCHAIN
ARTIFICIAL INTELLIGENCE
SUPPLY CHAIN
EXCHANGES
Core Cloud Businesses
I. SMART INTELLECTUAL PROPERTY CLOUD
II. SMART SALES CLOUD (PRODUCTS)
III. TRANSACTIONAL CLOUD
✳BRANDS
✳INTELLECTUAL PROPERTY
✳CONTENT
✳LICENSING
✳VERTICAL INDUSTRY ONLINE MARKET PLACE
✳SUPPLY CHAIN MANAGEMENT
✳VR / AR / MR STOREFRONT~ SHOWROOM (V PAAS)
✳CRM
✳BLOCKCHAIN SERVICE PLATFORM
✳FINANCIAL PRODUCTS EXCHANGES
✳ENTERPRISE VIRTUAL CURRENCY MANAGEMENT
2 Engines / Processors Driving Cloud Businesses
AI-Enabled Big Data Platform (PaaS)
SUPPLY & DEMAND IDENTIFICATION AND MATCHING
Settlement & Ledger Digitization Engine
BUYER & SELLER TRANSACTION SETTLEMENT

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WECAST NETWORK

I. SMART INTELLECTUAL PROPERTY (IP) CLOUD Licensing and Sales of Global Brand & IP Portfolio CONSUMER SPORTS ARTS ENTERTAINMENT, GAMING & STARS MEDICAL & HEALTH EDUCATION & TECHNOLOGY More than 200 IPs under 40+ categories including: DIY, home & garden, toys, electronics, designers and brand banks Licensing business with global sport stars and brands Art, artists & worldwide museum brands and IPs Over 200,000 celebrity / influencer platforms worldwide + licensing partnerships with over 1000s of popular gamers & entertainers Global and leading medical & health brands Over 5,000 colleges and universities & research institutes globally in addition to 150,000 tech patents in 88 categories per year COMING SOON / IN PROCESS 8

I. SMART INTELLECTUAL PROPERTY (IP) CLOUD

3 Models of Video Content Distribution

TVOD
(Transactional Video On Demand)

PREMIUM PAY CONTENT

- TVOD streaming via Wecast Super App, anytime and anywhere
- Current Film Library (01/17):15,000
- Future Film Library: 100,000 (within 12 months) and 300,000 (within 48 months)
- Targeting a reach of 1 billion addressable users within 24 months

DSP Advertising
(Demand Side Platform)

BRANDED SHORT FORM PROFESSIONALLY GENERATED CONTENT (PGC)

- Partnership with: Frequency
- Includes @100k made-for-web/OTT channels with brand partners
- Integrates original and licensed content for nearly 60 categories including sports, fitness, music, food, tourism, science and more

CPS
(Cost Per Sale)

E-COMMERCE GENERATED CONTENT (CGC)

- VR Commerce Content
- Video Commerce Content
- Client Generated Content
- Animation / Flash Content & Productions

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微可视网络
NETWORK

Customer/ Procurement Side Relationship Management Platforms As A Service (PaaS) for Sales, Showroom, Data & Productivity II. SMART SALES CLOUD (PaaS) Consumer Data Driven Predictive Analytics Virtual, Augmented, & Mixed Reality Storefront and Showrooms (V Paas) 10

II. SMART SALES CLOUD (V PaaS Vertical Industry Online Marketplace Operator)

Product Categories:

- Brand Banks & Brand Designers
- Communication, Computer & Consumer Electronics (3C)
- DIY (crafts, home repair, home & garden, entertaining, etc.)

Strong Trade Partnerships:

- China Electronic Chamber of Commerce (CECC) - 4000 electronic manufacturing industry members; home electronic trade shows
- China Council for the Promotion of International Trade (CCPIT) - 100+ trade shows
- China Import & Export Fair (Canton Fair) - largest trade show in the world

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WECAST NETWORK

Enterprise Virtual Currency Management III. TRANSACTIONAL CLOUD Financial Product Exchange Platforms Blockchain Settlement & Clearance PaaS 12

BRUNO WU, CHAIRMAN BING YANG, CEO •Founder, Co-Chairman and CEO of Sun Seven Stars Media Group (“SSSMG”), one of the biggest private media and investment companies in Asia. •SSSMG is focused on seven major business areas: Sun Media Group, Wecast Media Group, Seven Stars Global Culture Group, Sun News Group, Sun Medical Group, Redrock Capital Group and Sun Art Group. •SSSMG has presence in more than ten major cities in the world including Beijing, Shanghai, Hong Kong, New York, LA, Paris, London and Toronto, with an annual sales of billions of dollars. MANAGEMENT TEAM YI XU, COO •Former VP of Zhimaotong (Shanghai) International Trade Company. •Former SVP of Shanghai Kuajingtong Group. •Former CFO and Vice President for operation of Shanghai Cseth Health Care Science and Technology Ltd. •Former CEO of Kuajingtong (a leading cross-border e-commerce company registered in the Shanghai Pilot Free Trade Zone). •His 30 years of experience in the TMT industry, includes several roles at Cisco including GM of the R&D Center and SVP of Greater China. SIMON WANG, CFO •Former VP of Finance at BeiBei (a Chinese maternal and infant product e-commerce platform). •Former Director of Finance at VipShop (NYSE: VIPS)., an online discount retailer for brands in China. •Former Senior Manager at Deloitte 13

INVESTOR PRESENTATION NASDAQ: WCST corportate.wecastnetworkinc.com RISING ABOVE APRIL 2017 14